Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of EUDA Health Holdings Limited formerly known as 8i Acquisition 2 Corp. (the “Company”) on Form 10-Q for the quarter ended October 31, 2022 as filed with the Securities and Exchange Commission (the “Report”), I, Wei Wen Kelvin Chen, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: November 22, 2022

/s/ Wei Wen Kelvin Chen
Wei Wen Kelvin Chen
Chief Executive Officer